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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 28, 1998


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-51279                  13-3633241
         --------                     ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


245 Park Avenue
New York, New York                                           10167
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(Address of Principal                                       (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 1998 among Structured Asset Mortgage Investments Inc. as seller, Norwest Bank Association, N.A. as trustee and Cendant Mortgage Corporation as master servicer.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.

                                                     By: /s/ Mary Haggerty
                                                         -----------------
                                                     Name:   Mary Haggerty
                                                     Title:  Vice President




Dated: January 11, 1998



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                                  EXHIBIT INDEX


           Item 601 (a) of      Sequentially
Exhibit    Regulation S-K       Numbered
Number     Exhibit No.          Description                        Page
------     -----------          -----------                        ----

1             4                 Pooling and Servicing                5
                                Agreement